Exhibit 10.1

PRIVILEGED AND CONFIDENTIAL

PROVIDED AS PART OF SETTLEMENT DISCUSSIONS

SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE

AND ALL BANKRUPTCY AND STATE LAW EQUIVALENTS

SECOND AMENDMENT TO PLAN SUPPORT AGREEMENT REGARDING

CURATIVE HEALTH SERVICES, INC. AND ITS SUBSIDIARIES

THIS SECOND AMENDMENT TO PLAN SUPPORT AGREEMENT (this “Amendment”), is entered into as of February 3, 2006, by and among (a) Curative Health Services, Inc., and its subsidiaries(1) (collectively, the “Company” or “Curative”); and (b) the holders (or investment managers or advisers for the beneficial owners) identified on Schedule 1 (the “Supporting Noteholders”) of the Curative Health Services, Inc. $185 million 10 3/4% Senior Notes Due 2011 (the “Senior Notes”) who are Parties (or their successors) to that Plan Support Agreement, dated as of December 2, 2005 (as amended, the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, the Agreement was amended on December 14, 2005.

WHEREAS, the Agreement contains a provision stating that all obligations under the Agreement shall automatically terminate if the final terms of the Plan have not been agreed to by the Parties by December 21, 2005.

WHEREAS, the Agreement contains a provision stating that all obligations under the Agreement shall automatically terminate if the prepetition solicitation pursuant to the Disclosure Statement and Plan has not commenced on or before December 23, 2005.

WHEREAS, the Agreement contains a provision stating that all obligations under the Agreement shall automatically terminate if the Company fails to file the Plan with the Bankruptcy Court by January 31, 2006.

WHEREAS, the Agreement contains a provision stating that all obligations under the Agreement shall automatically terminate if an order confirming the Plan shall not have been entered by the Bankruptcy Court on or before April 30, 2006.

WHEREAS, the Agreement contains a provision stating that the Agreement shall terminate on May 31, 2006.

(1) The subsidiaries which are parties to this Agreement are:  Apex Therapeutic Care, Inc., eBioCare.com, Inc., CHS Services, Inc., Hemophilia Access, Inc., Infinity Infusion, LLC, Infinity Infusion II, LLC, Infinity Infusion Care, Ltd., Curative Health Services of New York, Inc., Optimal Care Plus, Inc., MedCare, Inc., Critical Care Systems, Inc., Curative Health Services Co., Curative Health Services III Co., and Curative Pharmacy Services, Inc.

WHEREAS, Curative and the Supporting Noteholders wish to (a) extend the date by which the final terms of the Plan must be agreed, (b) extend the date by which the prepetition solicitation must commence, (c)  extend the date by which the Company must file the Plan, (d) extend the date by which an order confirming the Plan must be entered by the Bankruptcy Court, and (e) extend the date the Agreement terminates, all as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereto hereby agrees as follows:

1.                                       Amendments.  The Agreement is hereby amended as follows:

(a) Section 7(i) of the Agreement is hereby amended by replacing the phrase “the final terms of the Plan have not been agreed to by the Parties by December 21, 2005” with the phrase “the final terms of the Plan have not been agreed to by the Parties by February 6, 2006.”

(b) Section 7(ii) of the Agreement is hereby amended by replacing the phrase “the prepetition solicitation pursuant to the Disclosure Statement and Plan has not commenced on or before December 23, 2005 (the “Solicitation Date”)” with the phrase “the prepetition solicitation pursuant to the Disclosure Statement and Plan has not commenced on or before February 6, 2006 (the “Solicitation Date”).”

(c) Section 7(iii) of the Agreement is hereby amended by replacing the phrase “the Company fails to file the Plan with the Bankruptcy Court by January 31, 2006” with the phrase “the Company fails to file the Plan with the Bankruptcy Court by March 15, 2006.”

(d) Section 7(iii) of the Agreement is hereby amended by replacing the phrase “an order confirming the Plan shall not have been entered by the Bankruptcy Court on or before April 30, 2005” with the phrase “an order confirming the Plan shall not have been entered by the Bankruptcy Court on or before June 30, 2005.”

(e) The last sentence of Section 7 of the Agreement is hereby amended by replacing such sentence in its entirety with the following sentence: “Notwithstanding anything to the contrary set forth in this Agreement, this Agreement shall terminate on July 31, 2006.”

2.                                       No Further Effect.  Nothing in this Amendment shall be deemed to amend, modify, supplement, waive, discharge or terminate or otherwise alter the Agreement or any term or condition thereof or any Exhibit or Schedule thereto, or any remedy available thereunder, in any manner other than as expressly stated in Section 1 hereof.

3.                                       Counterparts; Fax Signatures.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart.

4.                                       Governing Law.  Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed and delivered by its duly authorized officers as of the date first written above.

[Remainder of page intentionally blank; signature pages follow]

CURATIVE HEALTH SERVICES, INC.,
a Minnesota corporation formerly known as Curative Holding Co.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President and Chief Executive Officer
Date:	February 3, 2006

EBIOCARE.COM, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President and Chief Executive Officer
Date:	February 3, 2006

HEMOPHILIA ACCESS, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President
Date:	February 3, 2006

APEX THERAPEUTIC CARE, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	Chief Executive Officer
Date:	February 3, 2006

CHS SERVICES, INC.

By:	/s/ John C. Prior
Name:	John C. Prior
Title:	President
Date:	February 3, 2006

CURATIVE HEALTH SERVICES OF NEW YORK, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President
Date:	February 3, 2006

OPTIMAL CARE PLUS, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President
Date:	February 3, 2006

INFINITY INFUSION, LLC

By: Curative Health Services Co., its Sole
Member

By:	/s/ John C. Prior
Name:	John C. Prior
Title:	Secretary of Infinity Infusion LLC and President of Curative Health Services Co.
Date:	February 3, 2006

INFINITY INFUSION II, LLC

By: Curative Health Services Co., its Sole
Member

By:	/s/ John C. Prior
Name:	John C. Prior
Title:	Secretary of Infinity Infusion II, LLC and President of Curative Health Services Co.
Date:	February 3, 2006

INFINITY INFUSION CARE, LTD.

By: Infinity Infusion II, LLC, its Sole General
Partner

By: Curative Health Services Co., the Sole Member of Infinity Infusion II, LLC

By:	/s/ John C. Prior
Name:	John C. Prior
Title:	Secretary of Infinity Infusion Care, Ltd. and President of Curative Health Services Co.
Date:	February 3, 2006

MEDCARE, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President
Date:	February 3, 2006

CURATIVE PHARMACY SERVICES, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President
Date:	February 3, 2006

CURATIVE HEALTH SERVICES CO.,
a Minnesota corporation formerly known as Curative Health Services, Inc.

By:	/s/ John C. Prior
Name:	John C. Prior
Title:	President and Chief Executive Officer
Date:	February 3, 2006

CRITICAL CARE SYSTEMS, INC.

By:	/s/ Paul F. McConnell
Name:	Paul F. McConnell
Title:	President and Chief Executive Officer
Date:	February 3, 2006

CURATIVE HEALTH SERVICES III CO.

By:	/s/ John C. Prior
Name:	John C. Prior
Title:	President and Secretary
Date:	February 3, 2006

SCHEDULE 1

Supporting Noteholders

1.               AIG Global Investment Corp., as advisor and sub-advisor for certain funds and accounts.

2.               Barclays Bank PLC.

3.               BlackRock Financial Management, Inc., as Investment Advisor/Sub-Advisor to various accounts.

4.               Merrill Lynch, Pierce, Fenner & Smith Incorporated (but only in its capacity as the holder of Senior Notes for the account of the Merrill Lynch Principal Credit Group; this Agreement shall not bind or otherwise apply to Merrill Lynch, Pierce, Fenner & Smith Incorporated in any other capacity or with respect to any other Senior Notes that may be held by it)

5.               RCG Carpathia Master Fund, Ltd.

AIG Global Investment Corp., (as advisor and sub-advisor for certain funds and accounts)

By:
Name:
Title:
Date:

Barclays Bank PLC

By:
Name:
Title:
Date:

BlackRock Financial Management, Inc. (as Investment Advisor/Sub-Advisor to various accounts)

By:
Name:
Title:
Date:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated (but only in its capacity as the
holder of Senior Notes for the account of the
Merrill Lynch Principal Credit Group; this
Agreement shall not bind or otherwise apply to
Merrill Lynch, Pierce, Fenner & Smith
Incorporated in any other capacity or with
respect to any other Senior Notes that may be
held by it)

By:
Name:
Title:
Date:

RCG Carpathia Master Fund, Ltd.

By:
Name:
Title:
Date: